Exhibit 99.2
TALBOT HOLDINGS LTD
Unaudited Consolidated Financial Statements for the Six Month Period ended June 30, 2007

Unaudited Consolidated Financial Statements for the Six Month Period ended June 30, 2007
Contents

Unaudited Consolidated balance sheets as at June 30, 2007 and December 31, 2006	1
Unaudited Consolidated statements of income (loss) and comprehensive income (loss) for the Six Months ended June 30, 2007 and 2006	2
Unaudited Consolidated statements of cash flows for the Six Months ended June 30, 2007 and 2006	3
Notes to unaudited consolidated financial statements	4

TALBOT HOLDINGS LTD CONSOLIDATED FINANCIAL STATEMENTS
CONSOLIDATED BALANCE SHEETS
As at June 30, 2007 and December 31, 2006

	June 30,	December 31,
	2007	2006
	$000	$000

ASSETS
Securities available-for-sale (amortised cost $188,603; 2006: $527,458)	188,067	524,483
Short-term investments (estimated fair value approximates to cost)	366,523	28,446
Cash and cash equivalents	353,705	278,231

Total investments and cash	908,295	831,160
Receivables	84,005	46,065
Accrued premium income	168,346	140,440
Reinsurance recoverable on paid and unpaid losses	191,704	228,124
Prepaid reinsurance premiums	51,525	9,178
Deferred policy acquisition costs	70,029	55,841
Accrued investment income	7,692	7,717
Other assets	27,884	13,509
Current taxes recoverable	741	275

TOTAL ASSETS	1,510,221	1,332,309

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Insurance reserves
- losses and loss adjustment expenses	755,117	711,014
- unearned premiums	355,131	281,928
Payable to insurance companies and reinsurers	80,108	59,127
Current taxation	(4,996)	1,735
Deferred taxation	17,846	14,704
Other liabilities	68,072	76,552

Total liabilities	1,271,278	1,145,060

Preference shares	80,767	79,128

Shareholders’ equity
Common stock (50,000,000 shares at 0.2 cents par value)	115	100
Additional paid-in capital	17,219	5,065
Retained earnings	141,191	104,250
Accumulated other comprehensive loss (net of tax)	(349)	(681)
Treasury shares	—	(613)

Total shareholders’ equity	158,176	108,121

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	1,510,221	1,332,309

See accompanying notes

TALBOT HOLDINGS LTD CONSOLIDATED FINANCIAL STATEMENTS FOR THE SIX MONTH
PERIOD ENDED JUNE 30, 2007
CONSOLIDATED STATEMENTS OF INCOME/(LOSS) AND COMPREHENSIVE INCOME/(LOSS)

	Six Months ended June 30
	2007	2006
	$000	$000

Revenues
Gross premiums written	401,186	335,664
Reinsurance premiums ceded	(96,927)	(119,295)

Net written premiums	304,259	216,369
Change in net unearned premiums	(27,853)	(2,763)

Net earned premiums	276,406	213,606
Net investment income	19,881	16,124
Other	2,165	2,351

Total operating revenues	298,452	232,081

Expenses
Losses and loss adjustment expenses	144,842	104,916
Net commissions and brokerage	61,465	54,230
Other operating expenses	49,293	29,694
Net realised losses on securities	1,230	6,048
Foreign exchange (gain)/loss	(1,183)	1,075
Interest expense	184	581

Total operating expenses	255,831	196,544

Income/(loss) before income taxes	42,621	35,537
Income tax (expense)	(1,194)	(2,053)

Net income	41,427	33,484

Other comprehensive income/(loss)

Net change in unrealised gains and losses on available for sale securities, net of taxes	303	(2,580)
Foreign currency translation adjustment	29	647

Total other comprehensive income/(loss)	332	(1,933)

Comprehensive income	41,759	31,551

See accompanying notes

TALBOT HOLDINGS LTD CONSOLIDATED FINANCIAL STATEMENTS FOR THE SIX MONTH
PERIOD ENDED JUNE 30, 2007
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months ended June 30
	2007	2006
	$000	$000

Operating activities
Net income	41,427	33,484
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	497	440
Cost of share options expensed	2,370	272
Realised losses on securities	1,230	6,048
Foreign exchange movements	(1,183)	1,075
Change in receivables	(42,101)	(50,966)
Change in accrued premium income	(26,532)	(3,305)
Change in deferred policy acquisition costs	(13,415)	(10,146)
Change in current taxes recoverable	(443)	—
Change in other assets	(13,214)	(2,576)
Change in unpaid losses and loss adjustment expenses, net	38,050	(19,158)
Change in unearned premiums, net	69,883	55,021
Change in payables to insurance companies	7,739	10,008
Change in accrued taxation	(1,149)	(1,025)
Change in deferred income taxes	231	202
Change in other liabilities	14,291	(30,600)
Change in accrued preference dividend	(718)	—

Net cash provided by (used in) operating activities	76,963	(11,226)

Investing activities
Proceeds from sales and maturities of investment securities	878,767	765,670
Cost of investment securities purchased	(877,369)	(685,593)
Additions to property and equipment	(915)	(356)

Net cash provided by investing activities	483	79,721

Financing activities
Issue of common shares	6,736	—
Repayment of long-term debt	—	(6,809)
Change in overdraft	(11,179)	17,500
Preference dividends paid	(2,128)	(2,127)
Shares sold (purchased) by Contingency Trust	613	(42)

Net cash (utilised) provided by financing activities	(5,958)	8,522

Effect of exchange rate movements on cash and cash equivalents	3,986	4,610

Net change in cash and cash equivalents	75,474	81,627
Cash and cash equivalents at beginning of period	278,231	119,386

Cash and cash equivalents at end of period	353,705	201,013

See accompanying notes

TALBOT HOLDINGS LTD CONSOLIDATED FINANCIAL STATEMENTS FOR THE SIX MONTH
PERIOD ENDED JUNE 30, 2007
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1 General
The group underwrites marine, property, financial institutions, contingency insurance and treaty reinsurance through syndicate 1183 (“the syndicate”) at Lloyd’s. Reinsurance is purchased at a syndicate level to protect against exceptional large losses and at corporate member level to provide underwriting capacity.
A significant proportion of the group’s operations arise within the Lloyd’s insurance market. This business is conducted using the worldwide licensing and franchise of the Lloyd’s market.
2 Basis of preparation and consolidation
These unaudited condensed consolidated financial statements include Talbot Holdings Ltd and its wholly owned subsidiaries (together, the “Company”) and have been prepared in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). They do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. In the opinion of management, these unaudited condensed consolidated financial statements reflect all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation of the Company’s financial position and results of operations as at the end of and for the periods presented. The results of operations for any interim period are not necessarily indicative of the results of a full year. All significant intercompany accounts and transactions have been eliminated. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The major estimates reflected in the Company’s consolidated financial statements include unpaid losses and loss adjustment expenses. Actual results could differ from those estimates.
3 Commitments and contingencies
Funds at Lloyd’s
The Company’s underwriting at Lloyd’s for the 2005, 2006 and 2007 years of account is supported by Funds at Lloyd’s (“FAL”) comprising: cash, investments and undrawn letters of credit provided by various banks on behalf of various companies and persons under reinsurance and other agreements. The FAL are provided in exchange for payment calculated principally by reference to the syndicate’s 2005, 2006 and 2007 results, as appropriate, when they are declared. The amounts of cash, investments and letters of credit at June 30, 2007 amount to $266.5m (June 30, 2006: $268.6m).
At June 30, 2007, $145.0m is provided by the Company, of which $30.0m is provided under banking and other arrangements which would become a liability of the Company in the event of the syndicate declaring a loss at a level which would call on such arrangements.
Operating lease commitments
One of the Company’s subsidiaries leases office space under operating leases which expire at various dates. This subsidiary has also entered into operating leases for office equipment and furniture. Future minimum annual rental commitments for non-cancellable operating leases are as follows:

June 30,
2007
$000

Within one year	1,066
Between one and two years	1,477
Between two and three years	1,553
After three years	5,378

9,474

TALBOT HOLDINGS LTD CONSOLIDATED FINANCIAL STATEMENTS FOR THE SIX MONTH
PERIOD ENDED JUNE 30, 2007
Early redemption of preference shares
Under the terms of the Byelaws of the company, THL is obliged to offer, in respect of the annual redemption period ending on November 1, each year, to redeem preference shares as long as there are preference shares in issue. The minimum amount that can be offered each year is $10 million. The preference shareholders can choose whether to accept all or part of this redemption. The early redemption offer in respect of the annual redemption period ending on November 1, 2006 has been deferred, with the approval of all the preference shareholders, to a date not later than the date on which the redemption offer in respect of the annual redemption period ending on November 1, 2007 is made.
4 Subsequent Events
On June 29, 2007 all outstanding options over the shares of Talbot Holdings Ltd were exercised for cash payable on July 2, 2007.
On July 2, 2007, the entire share capital of the Company was acquired by Validus Holdings Ltd, a company registered in Bermuda. The Sale Agreement provides for limited post-completion indemnification of Validus, but only by certain employee sellers of shares.
On July 2, 2007, the preference shares were converted into ordinary shares and all rights of redemption ceased.